                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

The undersigned, as a Director of K & F Industries, Inc., a Delaware corporation (the "Company"), and/or, as applicable, as an officer of the Company; does hereby constitute and appoint Kenneth M. Schwartz to be his agent and attorney-in-fact; with the power to act fully hereunder and with full power of substitution to act in the name and on behalf of the undersigned; to sign in the name and on behalf of the undersigned, as Director of the Company or as Officer of the Company, and file with the Securities and Exchange Commission, an Annual Report on Form 10-K for fiscal year 1994; to executive and deliver any agreements, instruments, certificates or other documents which he shall deem necessary or proper in connection with the filing of such Report and amendments or supplements and generally to act for and in the name of the undersigned with respect to such filing as fully as could be undersigned if then personally present and acting.

        IN WITNESS WHEREOF, the undersigned has executed the Power-of-Attorney on the date set opposite his respective name.


        Signature                                  Title                                         Date
        ---------                                  -----                                         ----

/s/  BERNARD L. SCHWARTZ                   Chairman of the Board, Chief Executive            April 14, 1994
- -------------------------                  Officer and Director
Bernard L. Schwartz

/s/  HERBERT R. BRINBERG                   Director                                          April 14, 1994
- ----------------------------
Herbert R. Brinberg

/s/  RONALD H. KISNER                      Director                                          April 14, 1994
- ----------------------------
Ronald H. Kisner

/s/  JOHN R. PADDOCK                       Director                                          April 14, 1994
- ----------------------------
John R. Paddock

/s/  JAMES A. STERN                        Director                                          April 14, 1994
- ----------------------------
James A. Stern

/s/  A. ROBERT TOWBIN                      Director                                          April 14, 1994
- -----------------------------
A. Robert Towbin

/s/  ALAN H. WASHKOWITZ                    Director                                          April 14, 1994
- -----------------------------
Alan H. Washkowitz